AERO
VELOCITY

Next-Gen Aerial Intelligence Solutions

Aero Velocity – Propelling Progress.™


AERO
VELOCITY
LIGHT CREW

Disclaimer and Safe Harbor Statement

AERO VELOCITY

About this Presentation

This Presentation has been prepared by BT Brands, Inc. ("BT Brands") and Aero Velocity Inc. (the "Company" or "Aero Velocity") in connection with a potential merger involving BT Brands and the Company (the "Transaction") and is preliminary in nature and solely for information and discussion purposes and must not be relied upon for any other purpose.

The "Presentation" that follows shall mean and include the slides that follow, any oral presentation of the slides by members of BT Brands or the Company or any person on their behalf, copies of this document and any materials distributed at, or in connection with, that Presentation. By participating in any meeting, or by reading the Presentation slides, you will be deemed to have (i) agreed to the following limitations and notifications and made the following undertakings and (ii) acknowledged that you understand the legal and regulatory sanctions attached to the misuse, disclosure or improper circulation of this Presentation.

This Presentation does not constitute (i) an offer or invitation for the sale or purchase of the securities, assets or business described herein or a commitment of the Company or BT Brands with respect to any of the foregoing or (ii) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction, and this Presentation shall not form the basis of any contract, commitment or investment decision and does not constitute either advice or recommendation regarding any securities. The Company and BT Brands expressly reserve the right, at any time and in any respect, to amend or terminate this process, to terminate discussions with any or all potential investors, to accept or reject any proposals and to negotiate with, or cease negotiations with, any party regarding a transaction involving the Company and BT Brands. Any offer to sell securities will be made only pursuant to a definitive subscription agreement and will be made in reliance on an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"), for offers and sales of securities that do not involve a public offering. Any investment decision should be based solely on the information contained in the definitive subscription agreement and not on information contained in the Presentation, and that you are required to make your own independent investigations prior to making any investment decision.

No representation, warranty or undertaking, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of the Presentation or the opinions contained therein. The Presentation has not been independently verified and will not be updated. The Presentation, including but not limited to forward-looking statements, applies only as of the date of this Presentation and is not intended to give any assurances as to future results. BT Brands and the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to the Presentation, including any financial data or forward-looking statements, and will not publicly release any revisions it may make to the Presentation that may result from any change in BT Brands' and the Company's expectations, any change in events, conditions or circumstances on which these forward-looking statements are based, or other events or circumstances arising after the date of this document. Market data used in the Presentation not attributed to a specific source are estimates of the Company and have not been independently verified.

This Presentation does not purport to contain all information that may be required or relevant to an evaluation of the Transaction, and you will be responsible for conducting any investigations and analysis that it deems appropriate and for seeking independent advice as to the legal, tax, accounting, financial, credit and other related advice with respect to the Transaction.

None of BT Brands and the Company, their respective subsidiaries, affiliates, legal advisors, financial advisors or agents make any representation or warranty, express or implied, as to the accuracy or completeness of this Presentation or the information contained in, or for any omissions from, this Presentation or any other written or verbal communications transmitted. BT Brands and the Company reserve the right to amend or replace this Presentation at any time but none of BT Brands and the Company, their respective subsidiaries, affiliates, legal advisors, financial advisors or agents shall have any obligation to update or supplement any content set forth in this Presentation or otherwise provide any additional information to you in connection with the Transaction should circumstances, management's estimates or opinions change or any information provided in this Presentation become inaccurate.

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Further, this Presentation should not be construed as legal, tax, investment or other advice, and should not be relied upon to form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. You should consult your own legal, regulatory, tax, business, financial and accounting advisors to the extent you deem necessary and must make your own investment decision and perform your own independent investigation and analysis with respect to the Transaction or any of an investment in BT Brands and the transactions contemplated in this Presentation.

Market and Industry Data

This Presentation also contains estimates, projections and other information concerning the Company's industry and business, as well as data regarding market research, estimates, forecasts and projections prepared by the Company's management. Information that is based on market research, estimates, forecasts, projections, or similar methodologies is inherently subject to uncertainties, and actual events or circumstances may differ materially from e vents and circumstances that are assumed in this information. Neither BT Brands nor the Company has independently verified such third party information, and makes no representation, express or implied, as to the accuracy, completeness, timeliness, reliability or availability of, such third party information. BT Brands and the Company may have supplemented such information where necessary, taking into account publicly available information about other industry participants.

Forward-Looking Statements

This Presentation contains certain statements, estimates, targets, forecasts and projections with respect to BT Brands or the Company. All statements other than statements of historical fact are forward-looking statements. You can identify these forward looking statements through the use of words such as "may," "will," "can," "anticipate," "assume," "should," "indicate," "would," "believe," "contemplate," "expect," "seek," "estimate," "continue," "plan," "point to," "project," "predict," "could," "intend," "target," "potential" and other similar words and expressions of the future. Such forward-looking statements are based on a number of assumptions and factors beyond BT Brands' and the Company's control. As a result, they are subject to significant risks and uncertainties and actual events or results may differ materially from these forward-looking statements. No reliance should be placed on, any projections, targets, estimates or forecasts contained in this Presentation. None of the members of BT Brands or the Company undertakes any obligation to release any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Factors that could cause actual results to differ materially from those currently anticipated are: the failure to satisfy the conditions to the consummation of the Transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement relating to the Transaction; the effect of the announcement or pendency of the Transaction on BT Brands' and Aero Velocity's business relationships, performance, and business generally; risks that the Transaction disrupts current plans or operations of BT Brands and Aero Velocity; the outcome of any legal proceedings that may be instituted against the parties related to the definitive agreement or the proposed Transaction; the ability to maintain the listing of BT Brands' securities (which would be the combined company's securities) on Nasdaq after the closing of the Transaction; after the closing of the Transaction, the price of the combined company's securities may be volatile due to a variety of factors, including changes in the competitive industry in which Aero Velocity operates, variations in performance across competitors, changes in laws and regulations affecting Aero Velocity's business and changes in its capital structure; the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities provided by the Transaction; and the need for additional funds.

Additional Information

In connection with the Transaction, BT Brands and the Company will file a registration statement, which will include a preliminary and definitive proxy statement, and other relevant documents with the SEC. You are urged to read the proxy statement/prospectus and any other relevant documents filed with the SEC when they become available because, among other things, they will contain updates to the financial, industry and other information herein as well as important information about BT Brands, the Company and the contemplated Transaction. Shareholders will be able to obtain a free copy of the proxy statement (when filed), as well as other filings containing information about BT Brands, the Company and the proposed Transaction, without charge, at the SEC's website located at www.sec.gov.

Participants in the Solicitation

BT Brands and the Company, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from BT Brands' shareholders in connection with the proposed Transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed Transaction will be contained in the proxy statement when available. You may obtain free copies of these documents as described in the preceding paragraph. The definitive proxy statement will be mailed to shareholders as of a record date to be established for voting on the contemplated business combination when it becomes available.

Trademarks and Trade Names

This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but such references are not intended to indicate, in any way, that BT Brands or the Company will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights.

Neither BT Brands, the Company, nor any of their respective directors, officers, employees, affiliates, advisors, representatives or agents, make any representation or warranty of any kind, express or implied, as to the value that may be realized in connection with the Transaction, the legal, regulatory, tax, financial, accounting or other effects of a Transaction or the accuracy or completeness of the information contained in this Presentation, and none of them shall have any liability based on or arising from, in whole or in part, any information contained in, or omitted from, this Presentation or for any other written or oral communication transmitted to any person or entity in the course of its evaluation of the Transaction, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special, or consequential damages, costs, expenses, legal fees, or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein.

To the extent a physical copy of the Presentation ("handout") has been provided to you for the presentation, please return the handout at the conclusion of the presentation. By accepting this Presentation, the recipient will be deemed to have acknowledge and agreed to the foregoing.

Table of Contents

Company Overview

Aero Velocity is a **Drone-as-a-Service** provider delivering value to government & commercial clients through cutting edge UAV technologies & advanced AI and data analytics.


Sub Assembly
4


Three-legged stool of Revenue Generation
AERO VELOCITY
FEDERAL/LOCAL AGENCIES
Trusted government partner for agriculture & forestry management, disaster recovery, and security
COMMERCIAL
AI-powered aerial solutions for infrastructure and & facility management
MANUFACTURING
Advanced UAS design, development, manufacturing and contract assembly


UBS Arena

Merger Details

AERO VELOCITY

Company:	Aero Velocity Inc. ("Aero Velocity") to merge with BT Brands, Inc. ("BT Brands") (Nasdaq: BTBD) in all stock transaction through a wholly-owned subsidiary of BT Brands[1] *The agreement follows an extensive review of strategic alternatives by BT Brands*
Valuation:	The combined equity value of $113.6 million assumes a value for Aero Velocity of $101.1 million and a value for BT Brands of $12.5 million[1]
Pro Forma Merger and Concurrent Financing:	Upon the closing of the merger, Aero Velocity's shareholders are expected to own approximately 89% of the combined company, and existing BT Brands shareholders are expected to own approximately 11% of the combined company, each on a fully diluted basis[2] *The transaction calls for an investment of not less than $3 million up to $5 million by Aero Velocity shareholders in connection with the merger*
Name & Anticipated Exchange:	The combined company to be renamed Aero Velocity Inc. upon closing *It is expected that Aero Velocity Inc. will trade on the Nasdaq Capital Market under a new ticker symbol to be determined prior to close*
Timing:	It is anticipated that the merger will close in the first quarter of 2026, subject to approvals by the stockholders of each company and other customary closing conditions *The transaction has been unanimously approved by the board of directors of both companies*

1) *The description of the definitive agreement contained herein is only a summary and is qualified in its entirety by reference to the definitive agreement relating to the transaction. For additional information, see BT Brand's Current Report on Form 8-K, which will be filed promptly and can be obtained at the website of the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov.*
2) *Fully diluted basis excludes BT Brands' public warrants and the concurrent financing by Aero Velocity shareholders. The percentage of the combined company that each company's former stockholders will own after completion of the merger is subject to adjustment based on BT Brands' net cash at the closing and the proceeds from the concurrent financing, among other adjustments, in each case as described in the merger agreement.*

Markets We Serve

AERO VELOCITY

Federal, State & Local Governments & Agencies

Commercial Property, University & Hospital Management

Agriculture, Forestry & Golf Course Management


$100B+ TAM
by 2030 Across High-Growth Verticals*

Airport, Maritime & Transportation Management

Energy & Utilities

Manufacturing & Industrial

Source: Mordor Intelligence

Our Core DaaS Offerings

AERO VELOCITY

Five Business Units Offering Drone-powered Efficiency & Safety for Commercial and Government clients

CLEAN SWEEP	TANK VISION	TERRA VISION	SITE SNAP	HEAT SCOPE
Exterior cleaning via drones: windows, buildings, tanks, facades & hard-to-reach assets	Internal tank inspections with LiDAR, optical gas imaging, and ultrasound testing	LiDAR terrain mapping and multispectral analysis utilizing AI-powered data science	3D modeling, digital twins, and AI-powered project monitoring	Thermal imaging for leak detection, efficiency audits, and risk spotting
Clean Up to 200 ft with Ease	***No Human Entry Required***	***Precision Agriculture & Wildfire Management***	***<1cm Resolution on 3D Digital Twins***	***Energy Loss & Fire Risk Detection***

CleanSweep

Exterior cleaning via drones: windows, buildings, tanks, facades & hard-to-reach assets

Applications:
- Exterior cleaning utilizing the cost savings of drones
- Pressure washing, window cleaning, solar, and more

Benefits:
- Safe and efficient
- Cost-effective
- Ideal for hard-to-reach areas


UBS Arena
NAUVOO



TankVision

Internal tank inspections with LiDAR, optical gas imaging, and ultrasound testing

Applications:

- Oil & gas industry
- Water and waste utilities
- Manufacturing & industrial facilities
- Risk & safety management

Benefits:

- Reduced downtime
- Cost savings
- Improved safety

TerraVision

LiDAR terrain mapping and multispectral analysis utilizing AI-powered data science



Digital Surface Model (DSM)
Normalized Difference Vegetation Index (NDVI)





Applications:

- Precision agriculture to optimize water usage & enhance yield
- Ecology & wildlife management
- Wildfire prevention and emergency response

Benefits:

- Minimizes requirement for earth movement
- Reduces costs and poses fewer risks to humans and wildlife
- Helps minimize wildfire risk before it starts





SiteSnap

3D modeling, digital twins, and AI-powered project monitoring

Applications:
- Construction & infra projects
- Asset management
- Real estate & campuses

Benefits:
- Comprehensive digital records
- AI-driven insights
- Faster turnaround

HeatScope

Thermal imaging for leak detection, efficiency audits, and risk spotting



Applications:
- Energy audits & efficiency
- Electrical & mechanical inspections
- Industrial & commercial asset monitoring
- Safety & risk mitigation

Benefits:
- Enhanced energy efficiency
- Targeted cost savings
- Predictive maintenance
- Improved safety

Partnerships – AeroShield Alliance

AeroShield Alliance

Aero Velocity has joined forces with Athenium, Elevated Technologies, LLC and Service Specialists Ltd to form AeroShield Alliance, a national consortium built to scale AI-enabled aerial intelligence, ISR support, and resilience services across defense, infrastructure and climate-critical markets.

UNMANNED SYSTEMS

Advanced UAS platforms, mission support and aerial intelligence delivering efficiency while reducing risk.

AI AND TECHNOLOGY

Secure digital infrastructure, analytics and AI systems powering decision superiority and mission resilience.

ISR

Integrated surveillance, sensor analytics and geospatial intelligence providing real-time insight and operational advantage.

WORKFORCE SOLUTIONS

Rapid-response staffing for cleared technical experts, operators and mission-support professionals.

Link: AeroShield Alliance - Protect from Above, Support on the Ground

Partnerships – Others

Aero Velocity works with leading technology innovators, solution providers, and academic institutions to expand operational reach and accelerate mission outcomes. These partnerships enhance our core service lines from TankVision to CleanSweep, while supporting research-driven development and compliance-focused operations.

Industry & Technology Partners

HMT
HMT Tank – the global leader in above-ground storage tank solutions.

FLYBOTIX
Industrial Inspection drones designed to navigate confined spaces and complex infrastructure.

OPTELOS
AI-powered visual inspection data management platform built to accelerate the digital transformation of asset inspections.

SPOOKY ACTION
Tethered drone systems that allow extended-flight operations for aerial observation and connectivity

Academic & Research Partners

- **The Ohio State University**
- **Massachusetts Institute of Technology**
- **Sinclair College**
- **Butler Tech**
- **Sonoran Desert Institute**


Butler Tech
NEW MIDDLETOWN AVIATION CAMPUS
OPENING IN 2026
Aero Velocity team at groundbreaking of new Bulter Tech campus

What These Partnerships Enable

- Next-gen data capture, analytics, and digital twins
- Enhanced inspection workflows for industrial, agricultural, and infrastructure assets
- Access to cutting-edge research in autonomy, robotics, and AI analytics
- Workforce development pipelines for drone operations and engineering
- Faster adoption of advanced, compliant technologies for federal and commercial missions

Key Clients & Case Studies

AERO VELOCITY



USDA Natural Resource Conservation Service:
15+ dams scanned for erosion, vegetation, and sedimentation

Ohio State University & Massachusetts Institute of Technology:
KOSU airfield Lidar scan on taxiway markings, encroachment areas, and runway pavement

Farmers of the South:
300+ farms scanned to improve irrigation, reduce runoff and enhance yield

US Forest Service:
Montane bog monitoring using multispectral analysis & LiDAR


USDA NRCS


Farmers of the South


OSU & MIT


USFS

Manufacturing Capabilities







We have maintained our ability to produce drones here in America and are in active negotiations with several drone OEMs about contract manufacturing partnerships.

In addition, we are currently developing prototypes for 2 separate UAV applications which we expect to result in large-scale production projects over the next 18-24 months.

Why should partners choose Aero Velocity for contract manufacturing?

UAV Manufacturing Expertise	We have a decade of experience building drones from initial design through full production runs
FAA 44807 Waiver Experience	We have successfully navigated the FAA's exemption process, proving regulatory & compliance expertise
End-to-End Capability	We offer design assistance, prototyping, testing, assembly, QA, and packaging — all under one roof
Scalable Production	We offer support for both small-batch specialty builds and large-scale manufacturing
Proven Industry Track Record	We are a trusted partner of government agencies, research institutions, and drone manufacturers

- **Precision Assembly:** Aerospace-grade processes and tooling
- **Sub-Assemblies and Final Line:** Customizable production
- **Pico MES Production Software:** Quality-control focused work instruction software

Benefits of Partnering with Aero Velocity

AERO VELOCITY

Faster Time-to-Market	Streamlined production workflows reduce delays
Lower Overhead Costs	No need for your own assembly facility or specialized workforce
Flexibility Without Risk	Scale production up or down as demand changes
Confidentiality & IP Protection	Secure processes to safeguard your designs
Proven Operational Reliability	Partnership history with high-profile clients like UPS, USDA, and USFS



Commercial Drone Industry

AERO VELOCITY

Momentum and Projected Growth

- **Drone Market Momentum:** The global drone industry is experiencing notable expansion, creating broad opportunities for Aero Velocity's integrated solutions
- **Addressable Market:** The global commercial drone market was valued at $40.6B in 2025 and is expected to reach $57.8B by 2030, growing at a CAGR of 7.3% over the period[1]
- **The global market for environmental monitoring services** is expected to grow at a CAGR of 8.2% from 2026 to 2033, reaching $38.7B by 2033[3]
- **The global market for drone usage in construction projects** is expected to grow at a CAGR of 4.5% from 2024 to 2030, reaching $6.2B by 2030[1]
- **Drone prominence in the agricultural sector continues to increase** as the adoption of precision farming techniques like spraying and monitoring become common practice
  - **The global agriculture drones market** is projected to grow at a CAGR of 25.0% from 2025 to 2030, reaching $10.3B by 2030[2]

Global Commercial Drone Market Size[1]



7.3% CAGR
$40.6
$43.4
$47.0
$50.5
$54.1
$57.8
2025
2026
2027
2028
2029
2030

2025 Global Commercial Drone Market Share by Segment[1]



Hardware[4]
17.7%
Software[5]
4.4%
Services[6]
77.9%

(1) Market estimate; Drone Industry Insights. (2) Market estimate; Verified Market Research. (3) Market estimate; Grand View Research. (4) Hardware includes companies generating revenue with unmanned aerial systems and additional components & systems. (5) Software includes companies generating revenue with software for workflows & data analytics, flight, fleet & operation management, and navigation and computer vision. (6) Services include companies generating revenue with business-internal drone operations, drone service providers, UTM services, system integration, engineering, advisory, education, events, training, testing, and certification.

Commercial Drone Industry

AERO VELOCITY

U.S. Regulatory Support for the Domestic Drone Industry

Decisive legislative and executive actions signaling strong U.S. government support for domestic drone production for which companies with domestic manufacturing and regulatory compliance are best positioned to benefit. This convergence of policy and demand is driving the American drone industry, fostering a resilient, innovation-driven sector primed for further growth.

March 2024

U.S. Department of Homeland Security (USDHS) Budget Proposal[1]

Proposes >$19B (~$17B discretionary) for the U.S. Customs and Border Protection (CBP) sub-agency in 2025

- Includes ~$127M for investments in border security technology and assets between ports of entry and ~$86M for CBP air and marine operational support efforts to secure the border

Science & Technology Directorate (Homeland Security Missions Support) Budget Proposal[5]

Proposes ~$836M for FY 2025, with about ~$26M dedicated to counter UAVs (Unmanned Aerial Vehicles)

U.S. Department of Agriculture (USDA) Budget Proposal[6]

Proposes >$214B for 2025, with ~20% of the budget dedicated to Forestry and Farm, Conservation, and Commodity programs

December 2024

FY2025 National Defense Authorization Act (NDAA) & Accompanying Tariffs & Restrictions[3],[7]

Imposes new barriers on foreign drones and provides direct grant support to American manufacturers

February 2025

Section 301 Tariff Increase[2]

Imposes an additional 10% tariff broadly on Chinese imports, including drones, under Executive Order 14195

April 2025

Section 301 Tariff Increase[2]

Imposes an additional 125% reciprocal tariff on select Chinese tech imports, including drones, making the effective cumulative tariff rate on Chinese drones as high as 170%

June 2025

Executive Order – "Unleashing American Drone Dominance"[3],[4]

Mandates prioritization of U.S.-made drones for all federal agencies, streamlines procurement, and introduces targeted funding lines for "consumable" drone assets

July 2025

DoD Procurement Directive[3]

Accelerates purchase timelines and expands budgets, ensuring military branches can rapidly deploy domestically produced drone platforms

(1) USDHS. (2) Office of the United States Trade Representative. (3) Drone Life. (4) The White House. (5) Science and Technology Directorate. (6) USDA. (7) US Congress.

Commercial Drone Industry

AERO VELOCITY

Market Tailwinds for Continued Industry Growth

Increased Funding

- Drone companies raised $2.9B in 2024 and $3.9B in 2025 year-to-date, reflecting increased trust in commercial and national defense applications[1]
- UAS procurement funding is projected to increase from the worldwide level of just over $14B in 2024 to $23.1B in 2033, totaling $186.8B over the next 10 years[2]

Technological Evolution

- Innovations in AI-driven navigation, improved battery life, Internet of things (IoT) and 5G network integration, and enhanced payload capacities are revolutionizing traditional industries[3]
- LiDAR technology's topographical mapping capabilities are expected to continue playing a significant role in the global commercial drone market, projected to reach $863.3M by 2032[4]

Homeland Defense and Military Contracts

- Drones are becoming integral to various military and homeland security initiatives, including intelligence gathering, surveillance, and offensive operations[5]
- Increased reliance on drones for defense and public sector applications has led to unprecedented demand and a robust pipeline of new contracts within the field[6]

Agriculture and Precision Farming[7]

- The increasing adoption of IoT and big data analytics in agriculture enhances drones' utility
- The desire to reduce labor costs is increasing demand for advanced agriculture technologies
- Researchers estimate the global market for agriculture IoT solutions will exceed $33B by 2032

ESG / Environmental Monitoring & Forestry

- Increased ESG regulations, stakeholder pressure, and sustainability risks are leading companies to pursue more eco-friendly practices[8]
- Drones equipped with advanced cameras are essential for tracking environmental changes, supporting carbon farming, and aiding conservation and reforestation,[7] aligning with ESG investment priorities

Disaster Recovery Operations

- Drone usage is beneficial in all four stages of the disaster lifecycle: prevention, preparation, response, and recovery[9]
- Key innovations include swarm intelligence, dynamic pathfinding, self-changing systems, hyperspectral imaging, and gas/bio sensors[10]

(1) Tracxn. (2) Teal Group. (3) IoT Now – Internet of Things News. (4) Global Market Insights. (5) ideaForge Technology Inc. (6) MarketNewsUpdates. (7) Digi International Inc. (8) Kodiak Hub. (9) Nextech. (10) SafeSight Exploration.

Management Team

AERO VELOCITY



PHOENIXEV

Deutsche Bank

Exxon

Mark Hastings, CEO

Mark brings nearly 35 years of leadership experience in public companies, finance, and capital markets. He previously served as CFO of Phoenix Motor Inc., where he led the acquisition of Proterra's Transit business, increasing Phoenix's scale five-fold. He is also the Founder of Hastings E Ventures, LLC, a capital markets advisory firm.

Previously, Mark spent 30 years on Wall Street in the energy sector holding senior roles at asset management firms and investment banks, including Geosphere Capital Management, S.A.C. Capital Advisors, Deutsche Bank, and Merrill Lynch. Mark began his career in the Controllers Department at Exxon. Mark was awarded a Bachelor of Arts degree in Economics from the University of Virginia and a Master of Business Administration degree in Finance from the University of Tennessee, where he earned the James M. Gower Outstanding MBA Achievement Award.



Victoria Hay
Interim CFO



Erik Schultz
CRMO



John Martell
Director of Engineering and Data Systems



Alan Skipworth
Director of Education, Research & Development



Jen Pond
Chief of Staff



Nischay Soni
Director of Customer Success



Tammy Bolander
Finance Manager


REMOTE
PILOT

Thank You

Ready to elevate your portfolio with the future of drone intelligence?

Visit: www.aerovelocity.com
Contact: contact@aerovelocity.com